Exhibit 99.1

TerraForm Power Posts Investor Presentation

Summarizes Strong Performance of Diverse and Best-in-Class Asset Portfolio

Provides 2016 Estimates In-Line with Management Expectations

Provides Update on Progress to Operate Independently by January 2017

BETHESDA, Md., Nov. 29, 2016 (GLOBE NEWSWIRE) -- TerraForm Power, Inc. (Nasdaq:TERP) (the “Company”), an owner and operator of clean energy power plants, posted a presentation today on its website containing estimates for key financial metrics for 2016 and an update on the Company’s clear path forward as an operationally independent company. The presentation is available on the Investors section of the TerraForm Power website at www.terraformpower.com. The presentation has also been included as an exhibit to Form 8-K furnished by the Company to the Securities and Exchange Commission.
“The Board and management team continue to successfully execute on our strategy and make significant progress towards achieving our objectives and independence,” said Peter Blackmore, TerraForm Power’s Chairman and Interim Chief Executive Officer. “I am proud of the work our team has done to navigate the challenges that were beyond our control. Despite these headwinds, the company has shown consistently high operational performance of its wind and solar assets. We also maintained financial flexibility and managed our credit relationships over the last several quarters. To ensure effective oversight, the Board increased the authority of the Corporate Governance and Conflicts Committee, comprised of independent directors. We remain committed to acting in the best interest of the company and maximizing value for stockholders.”
Highlights of the presentation include:
      TerraForm Power’s Best-in-Class Contracted Renewable Generation Portfolio Remains Strong:

•	TerraForm Power’s 3.0 GW wind and solar portfolio is comprised exclusively of renewable assets with an average age of 3 years and average estimated remaining lifespan of 27 years.

•	Assets are under long-term contracts with average remaining PPA life of 15 years with high-quality credit counterparties.

•	Portfolio boasts a diverse mix of assets across attractive and stable markets with low concentration risk.
      Forecasted 2016 Results:

•	For full year 2016, TerraForm Power expects to deliver adjusted revenue of $697 - $712 million, a net loss of $105 - $145 million and adjusted EBITDA of $517 - $532 million.

•	Forecasted 2016 financial metrics are in-line with management expectations post-SunEdison bankruptcy.

•
2016 cash available for distribution (“CAFD”) is expected to be substantially lower than pre-SunEdison bankruptcy estimates due to various factors, including loss of financial and operational support from SunEdison, increased debt service costs and uncertainty regarding the resolution of project-level restrictions on dividends and other payments.

      TerraForm Power’s Clear Path Forward as an Operationally Independent Company:

•	The Company is taking significant actions to ensure business continuity as it separates operations from SunEdison:

◦	Management has focused on developing a stand-alone structure that will allow the Company to operate independently from SunEdison.

◦	Implementing a retention plan to maintain its experienced team and developing a new organization structure to streamline and allocate responsibilities.

◦	Increased authority of the Corporate Governance and Conflicts Committee.

◦	Added three new independent directors on November 23, 2016, bringing the Board’s independent director composition to six of ten directors.

•	TerraForm Power expects to be operationally independent by January 2017.

As previously announced on September 19, 2016, the TerraForm Power Board of Directors has initiated a process to explore and evaluate potential strategic alternatives to maximize stockholder value, including a merger or sale of its entire business. This process is ongoing and the Company will continue to provide updates as the process unfolds.
TerraForm Power has engaged Centerview Partners, Morgan Stanley and AlixPartners as financial advisors and Sullivan & Cromwell LLP as its legal advisor.
About TerraForm Power
TerraForm Power is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Power creates value for its investors by owning and operating clean energy power plants. For more information about TerraForm Power, please visit: www.terraformpower.com.
Cautionary Note Regarding Forward-Looking Statements
This communication and our filings with the Securities and Exchange Commission, including without limitation the Form 8-K filed on July 26, 2016, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Power expects or anticipates will occur in the future are forward-looking statements. They may include estimates of financial metrics such as expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Power’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made.  Although TerraForm Power believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.
By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, our relationship with SunEdison, including SunEdison’s bankruptcy filings and our reliance on SunEdison for management, corporate and accounting services, project level operation and maintenance and asset management services, to maintain critical information technology and accounting systems and to provide our employees; risks related to events of default and potential events of default arising under project-level financings and other agreements due to various factors; risks related to our failure to satisfy the requirements of Nasdaq; our ability to sell projects at attractive prices as well as to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions, including through refinancing or future sales; actions of third parties, including but not limited to the failure of SunEdison, to fulfill its obligations and the actions of our bondholders and other creditors; price fluctuations, termination provisions and buyout provisions in offtake agreements; delays or unexpected costs during the completion of projects we intend to acquire; regulatory requirements and incentives for production of renewable power; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets; the impact of foreign exchange rate fluctuations; our ability to compete against traditional and renewable energy companies; hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages or other curtailment of our power plants; departure of some or all of SunEdison’s employees particularly key employees and operations and maintenance or asset management personnel that we significantly rely upon; pending and future litigation; and our ability to operate our business efficiently, including to manage the transition from SunEdison information technology, technical, accounting and generation monitoring systems, to manage and complete governmental filings on a timely basis, and to manage our capital expenditures. Many of these factors are beyond TerraForm Power’s control.
TerraForm Power disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Power’s Form 10-K for the fiscal year ended December 31, 2014, and Forms 10-Q with respect to the second and third quarters of 2015, the risk factors furnished to the Securities and Exchange Commission as part of the Current Report on Form 8-K on July 26, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission or incorporated herein. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.
Contacts:

Investors:

Brett Prior
TerraForm Power
investors@terraform.com

Media:

Meaghan Repko / Joseph Sala / Nicholas Leasure
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449